UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2009 (August 27, 2009)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-07775 (Commission File Number)	95-0740960 (I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia      23219
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 27, 2009, the Registrant issued a press release announcing that a fire started at its Bandmill preparation plant in Rum Creek, near Logan, West Virginia in the early morning. There were no reported injuries and all workers are accounted for and safe. No cause of the fire is known at this time. The Registrant will be working with federal and state authorities to determine the cause of the fire. The Bandmill facility is insured. The Registrant’s press release dated August 27, 2009 is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated August 27, 2009 issued by the Registrant entitled “No injuries in Fire at Massey Energy Preparation Plant.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2009

MASSEY ENERGY COMPANY

By: /s/ Jeffrey M. Jarosinski
                               Jeffrey M. Jarosinski
                       Vice President, Treasurer and Chief Compliance Officer

Exhibit Index

Exhibit 99.1	Press release dated August 27, 2009 issued by the Registrant entitled “No injuries in Fire at Massey Energy Preparation Plant.”